PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2015
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2014	2015
	RMB	RMB	US$
Electronic equipment	71,185	94,800	14,635
Leasehold improvements	10,657	55,794	8,613
Office equipment and fixtures	5,980	18,650	2,879
Motor vehicles	761	2,673	413
Construction in progress	—	1,322	204
Less: Accumulated depreciation	(42,678)	(53,910)	(8,323)

Property and equipment, net	45,905	119,329	18,421